Exhibit 10.4.3

SECOND AMENDMENT TO
MARRIOTT REWARDS AFFILIATION AGREEMENT
This Second Amendment to Marriott Rewards Affiliation Agreement (this “Second Amendment”), dated as of November 25, 2019 (“Effective Date”), is by and among MARRIOTT INTERNATIONAL, INC. (“MII”), a Delaware corporation, MARRIOTT REWARDS, LLC (“Rewards”, and together with MII, “Marriott”), an Arizona limited liability company, MARRIOTT VACATIONS WORLDWIDE CORPORATION (“MVWC”), a Delaware corporation, and MARRIOTT OWNERSHIP RESORTS, INC. (“MORI”, and together with MVWC, “MVW”), a Delaware corporation. As used in this Agreement, the terms “Rewards”, “MII”, “Marriott”, “MORI”, “MVWC”, and “MVW” shall mean Rewards, MII, Marriott, MORI, MVWC, and MVW, as the case may be, and their respective subsidiaries.

RECITALS
A.MII, Rewards, MVWC and MORI are parties to that certain Marriott Rewards Affiliation Agreement, dated as of November 17, 2011 and effective as of November 21, 2011, as amended by that certain First Amendment to Marriott Rewards Affiliation Agreement dated as of February 26, 2018 (as amended, the “Rewards Agreement”).
B.    Marriott and MVW desire to amend the Rewards Agreement as set forth herein.
C.    Capitalized terms used herein that are not otherwise defined shall have the respective meanings set forth in the Rewards Agreement.

AGREEMENT
In consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the parties agree as follows:
Section 1.MVW Associates. As of the Effective Date of this Second Amendment, Section 18(a) of the Rewards Agreement is hereby amended to delete the second sentence thereof and replace it with the following:
MVW Associate Rewards Members shall be subject to all Program Rules.
Section 2.Counterparts; Authorization of Authority.
(a)This Second Amendment may be executed in a number of identical counterparts, each of which will be deemed an original for all purposes and all of which, taken together, will constitute, collectively, one agreement. Delivery of an executed signature page to this Second Amendment by electronic transmission will be effective as delivery of a manually signed counterpart of this Second Amendment.
(b)Each party represents, warrants and covenants that it has and will continue to have all necessary power and authority to execute and deliver this Second Amendment.
Section 3.Full Force and Effect
Except to the extent specifically amended, modified or supplemented by this Second Amendment, the Rewards Agreement remains unchanged and in full force and effect. From and after the effectiveness of this Second Amendment, each reference in the Rewards Agreement to “this Agreement,” “hereof”,

“hereunder” or words of similar import will be deemed to mean the Rewards Agreement, as so amended, modified or supplemented by this Second Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment, effective as of the Effective Date.

MARRIOTT INTERNATIONAL, INC. By: Name:Timothy Grisius Title:Global Real Estate Officer MARRIOTT REWARDS, LLC By: Name:Timothy Grisius Title:Authorized Signatory
MARRIOTT VACATIONS WORLDWIDE CORPORATION By: Name:Stephen P. Weisz Title:President and Chief Executive Officer
MARRIOTT OWNERSHIP RESORTS, INC. By: Name:Stephen P. Weisz Title:President

[Second Amendment to Marriott Rewards Affiliation Agreement]